Event occurring after the reporting period	12 Months Ended
Dec. 31, 2023
Text Block [Abstract]
Event occurring after the reporting period
34.	Event occurring after the reporting period
On March 15, 2024, an institution investor purchased a total of 4,761,905 ADSs of the Company together with warrants to purchase up to 4,761,905 ADSs at a combined purchase price of US$1.26 per ADS and accompanying warrant through a private placement for total gross proceeds of approximately US$6 million (RMB42.6 million). The warrants have an exercise price of US$1.49 and will be exercisable beginning six months following the date of issuance and will expire five years from the initial exercise date.